HOWARD EQUITY FUND
                       Supplement dated October 17, 2001
                       to Prospectus dated March 30, 2001

The following paragraph will replace the first paragraph on page 4 under the section titled "Principal Investment Strategies"

"The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. The Fund focuses on companies in the mid-cap and mid-to-large cap range, although it may invest in companies of any size. Equity securities include common stock, preferred stock, warrants, convertible securities and equity-linked derivatives securities, such as SPDRs and QQQs. The Fund may sell securities short. The Fund may purchase put and call options on securities and securities indices."

The following will be the final point on page 4 under the section titled "Principal Risks of Investing"

"    The Fund may use options on securities indices that may be subject to greater fluctuations in value than an investment in the underlying securities."

Please insert the following paragraph as the fourth paragraph under the section titled "Principal Investment Strategies" on pages 6 and 7

"The Fund may purchase put and call options on securities in which it may invest and on securities indices. The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. The Fund may lose money on the options it the Advisor's expectation of securities market movements is wrong. A securities index, like the S&P 500, measures the movement of a certain group of securities by assigning relative values to the securities included in the index and fluctuating with changes in the market value of the securities in the index. An option on a securities index gives the Fund the right to receive a cash amount equal to the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date multiplied by a fixed multiplier. If a secondary market exists for the option, the Fund may also sell the put or call option prior to its expiration and realize a profit or loss from the sale."

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                               HOWARD EQUITY FUND
                       Supplement dated October 17, 2001
          to Statement of Additional Information dated March 30, 2001

Please insert the following Section after the Section titled "Illiquid Securities" on page B-5.

"Options on Securities. The Fund may purchase put and call options on securities in which it may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options it has purchased.
The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period.
Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Fund does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders."